Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
December 31, 1999



Expected B Maturity 4/15/08


Blended Coupon 6.3572%


Excess Protection Level
3 Month Average   5.18%
December, 1999   5.03%
November, 1999   5.11%
October, 1999   5.38%


Cash Yield19.20%


Investor Charge Offs 5.04%


Base Rate 9.14%


Over 30 Day Delinquency 4.63%


Seller's Interest11.35%


Total Payment Rate14.35%


Total Principal Balance$49,947,826,881.37


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$5,671,007,362.88